(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
September 30, 2002


High Income Portfolio of
Merrill Lynch
Bond Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



HIGH INCOME PORTFOLIO


TO OUR SHAREHOLDERS


Investment Environment
For the six-month period ended September 30, 2002, the high yield market had a total return of -5.05% as measured by the Credit Suisse First Boston (CSFB) High Yield Index and -9.10% as measured by the Merrill Lynch High Yield Master Index.

The market showed price weakness in mid-summer as investor sentiment turned decidedly negative. Cable industry security prices fell into disfavor resulting from the negative publicity accompanying the Adelphia Communications bankruptcy and its highly publicized self-dealing management. The impact of the Chapter 11 filing of WorldCom, Inc. added a huge volume of bonds to the distressed sector and weighed on the market overall. Merchant energy companies including Mission Energy Holdings and PG&E National Energy Group plummeted in the bond marketplace, taking their toll on net asset values of high yield funds, despite the fact that they continue to be current in interest payments. Their prices, along with The AES Corporation, CMS Energy Corporation, Calpine Canada Energy Finance and Williams Companies, Inc., have been dramatically impacted, partially a result of the negative financial tidal wave emanating from the Enron Corporation saga and the near demise of electric energy trading.

If turbulence in the U.S. high yield sector were not enough, emerging markets were roiled since spring by political uncertainty in Brazil resulting from campaigns for the presidency. Elections were decided this fall, resulting in a change of political parties for the first time in eight years. Prior to the elections, the financial community and large investors, particularly Brazilian domestic investors, appeared to panic, resulting in skyrocketing yields and falling bond prices of both sovereign and corporate bonds. Compounding this market turbulence was weakness in the real which, of course, made it progressively expensive to service U.S. dollar-denominated debt, much of which has been issued by Brazil and its corporations.

Over the course of the last 12 months, the high yield market has been impacted by a number of negative influences. They include:

* High levels of defaults not seen since the early 1990s;

* Crowding out by fallen angels (issues formerly investment-grade rated that were downgraded to below investment grade) with some
$120 billion added to the high yield sector in the first nine months of 2002;

* Panic in cable sector securities;

* Further deterioration in the telecommunications sector led by the WorldCom default;

* The aftermath of the Enron Corporation and energy trading fiasco, which has impacted the entire electric utility sector;

* A general decline in investor confidence resulting from corporate management disclosures and accounting irregularities.

As a measurement of this market turbulence, spreads of average high yield issues increased some 500 basis points (5.00%) relative to Treasury issues, which translated into a price decline of some 25 points for a 10-year maturity bond. Market prices generally rebounded from the early August lows and were boosted by strong net inflows into high yield mutual funds, which accompanied the rally in equity markets. However, these flows soon reversed and in doing so helped to change the market flow to the negative side. Then, prices of many issues proceeded to move to new lows as the high yield market generally paced a sharply declining equity market. Thus, by early October both the equity and high yield bond markets reached new lows in prices and market sentiment culminating in an extremely oversold condition. This was followed by sharp reversals and higher prices.

We have witnessed the price volatility of a decade in the past year. This stems partially from an acute decrease in liquidity in the marketplace with decisions to buy or sell large positions dramatically impacting trading prices of issues coupled with this willingness of investors to accept steep discounts in order to eliminate undesirable holdings. In retrospect, we observe that the high yield market has shown resilience in the face of much adversity in surviving this difficult period. We believe that current levels will prove to be an attractive buying opportunity in the broad market cycle.



Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2002


Fiscal Year in Review
For the 12-month period ended September 30, 2002, the Portfolio's Class A, Class B, Class C and Class D Shares had total returns of -5.16%, -6.09%, -6.14% and -5.60%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages
5 - 7 of this report to shareholders.) The Portfolio underperformed the benchmark CSFB High Yield Index, which returned +2.85% for the same period. Alternative indexes such as the Merrill Lynch High Yield Master Index had a total return of -2.19% for the same period.

Sectors in the Portfolio that were underperformers included airlines, auto, diversified media, health care, metals, telecommunication, U.S. cable and utilities. Individual security selection within these industry sectors further added to this underperformance. Independent power producer holdings, which experienced large price declines, included Mission Energy Holdings, AES, Calpine and PG&E National Energy.

Beginning in March, we placed the Portfolio under review, issue by issue, and initiated a selective sell program. Distressed holdings were analyzed as to relative recovery value. Low-yielding issues expected to decline in price because market factors were sold or reduced in weighting. Issue concentrations were modified to effect more diversification. Unfortunately, market liquidity considerations limited the extent of selling without pushing prices down excessively.

Defaults by portfolio holdings contributed heavily to underperformance during the year with the default rate for the Portfolio exceeding that of the market. Prominent defaults in the portfolio included Adelphia Communications, WorldCom, Kaiser Aluminum & Chemical Corp., World Kitchen, NTL Communications Corp., Nextel International, US Air, Inc., Galey & Lord, Inc., Murrin Murrin Holdings Property, Energis, Autopistas del Sol SA, Cablevision SA, CTI Holdings, Impsat Fiber Networks and United Pan-Europe Communications. We believe that most defaults are behind us, but credit market conditions as well as fundamental issues for certain credits may be best solved by strategic restructuring. Issues making positive contribution to performance for the fiscal year included Fairchild Corporation, Lin Holdings Corporation, ALARIS Medical Systems, Inc., Eagle-Picher Industries, Hexcel Corporation and selected holdings in the Asian Pulp and Paper (APP) complex.


Investment Outlook and Strategy
The economy has disappointed investors thus far in 2002, as it struggles to regain momentum, showing a marginal growth rate as we head toward year-end 2002. With substantial uncertainty resulting from international terrorist activity taken together with the Iraqi confrontation and continuing Middle Eastern political unrest, it is difficult to conceive that the economy is ready to accelerate its rate of growth. Assuming a resolution of these problems to a meaningful degree by the second quarter of 2003, we can become more optimistic. In the interim, we will continue to reposition the Portfolio, taking advantage of what we discern to be the better values in the market, although some holdings may be under pressure while the fundamentals come into better alignment. Examples of these include domestic cable holdings, electric utilities, selected wireless telecom and energy related bonds. Within a historical perspective, the high yield market is believed to offer some of the best values available for a decade.


In Conclusion
We appreciate your investment in High Income Portfolio of Merrill
Lynch Bond Fund, Inc., and we look forward to serving your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(B. Daniel Evans)
B. Daniel Evans
Vice President and Portfolio Manager


October 31, 2002



Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2002


PORTFOLIO INFORMATION (unaudited)

As of September 30, 2002

                                                                                                               Percent of
                                                                                                                Long-Term
Ten Largest Corporate Holdings                                                                                Investments
Nextel Communications,      Nextel is a leading provider of fully-integrated wireless and data communication       3.2%
Inc. and Affiliates         services.

Orion Refining              Operating problems have reduced potential throughput at the Orion refinery in           2.1
(TransAmerica Refining      Norco, LA. It appears that these operating problems are being resolved, which
Corporation)                should allow the independent refiner of crude oil to generate incremental cash flow for debt service.

Columbia/HCA                Columbia/HCA Healthcare is a leading health care services provider in the               1.9
Healthcare Corp.            United States. The company operates 172 general, acute care hospitals and 79 surgery centers in 23 states.

California Federated        California Federal Preferred Capital (CFPC) is a special purpose subsidiary             1.9
Preferred Capital           created by its parent, California Federal Bank, to acquire, hold and manage real estate mortgages of the bank. California Federal Bank, is a wholly-owned indirect subsidiary of Golden State Bancorp, which is under agreement to be acquired by
                            Citigroup. CFPC is treated as a REIT for Federal Income Tax purposes.

Trump Atlantic City         Despite very strong earnings and cash flows results for the year-to-date 2002           1.8
Associates/Funding          at Trump Atlantic City, the company will have to maintain a strict focus on minimizing expenditures in the face of the opening of the Borgata next summer.

TFM, SA de CV               TFM, the largest railroad in Mexico, is known as the North American Free Trade          1.7
                            Agreement railroad because it links Mexico's ports and industrial centers with major U.S. railroads at the Texas border.  The company successfully completed a refinancing of its bank facility in September.

Adelphia                    Adelphia Communications owns and operates cable television systems located              1.7

Communications and          primarily in suburban areas of large- and medium-sized cities in the United
Affiliates                  States. The company also owns and operates a super regional provider of integrated communications services in the eastern half of the United States.

Ainsworth Lumber            Ainsworth Lumber is a Canadian manufacturer of oriented strand board and                1.7
Company                     specialty overlaid plywood and is located in British Columbia.  Its markets include the United States, Canada, Europe and Asia.

Allied Waste                Allied Waste is the second-largest solid waste services company in the United           1.4
North America               States, providing collection, recycling and disposal services to residential, commercial and industrial customers. Allied operates through a network of collection companies, transfer stations, landfills and recycling facilities.

Eagle-Picher                Eagle-Picher is a diversified manufacturer of various products for the automotive,      1.3
Industries                  defense, aerospace, telecommunications and filtration markets.



Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2002


PORTFOLIO INFORMATION (unaudited)(concluded)


As of September 30, 2002

Quality Profile*                       Percent of
S&P Rating/Moody's Rating             Market Value

BBB/Baa                                       8%
BB/Ba                                        21
B/B                                          40
CCC/Caa or lower                             21
NR(Not Rated)                                10


*In cases where bonds are rated differently by Standard & Poor's
Corporation and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.


                                      Percent of
Five Largest Industries               Net Assets

Energy--Other                              10.0%
Utilities                                   6.9
Health Care                                 6.4
Wireless                                    5.9
Gaming                                      5.7


Geographic Profile*                   Percent of
Top Five Foreign Countries            Net Assets

Brazil                                      2.1%
Mexico                                      2.0
United Kingdom                              2.0
Indonesia                                   1.5
Norway                                      1.2

*All holdings are denominated in U.S. dollars.



Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2002


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These classes of shares automatically convert to Class D Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results

                                                                                                  Ten Year/
                                                                 6-Month          12-Month     Since Inception   Standardized
As of September 30, 2002                                       Total Return     Total Return     Total Return     30-Day Yield
High Income Portfolio Class A Shares*                             -10.17%          - 5.16%          +46.22%          10.57%
High Income Portfolio Class B Shares*                             -10.52           - 6.09           +35.37           10.21
High Income Portfolio Class C Shares*                             -10.54           - 6.14           +16.27           10.16
High Income Portfolio Class D Shares*                             -10.28           - 5.60           +21.61           10.32
CSFB High Yield Index**                                           - 5.05           + 2.85        +80.28/+50.56         --
Merrill Lynch High Yield Master Index**                           - 9.10           - 2.19        +75.99/+50.19         --
Ten-Year U.S. Treasury Securities***                              +17.72           +12.74        +100.46/+98.50        --


*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's ten year/since inception periods are for ten years for Class
A & Class B Shares and from 10/21/94 for Class C & Class D Shares.
**Unmanaged. These market-weighted indexes mirror the high-yield debt market of securities rated BBB or lower. Ten year/since inception total returns for Merrill Lynch High Yield Master Index are for ten years and from 10/31/94, respectively. Ten year/since inception total returns for CSFB High Yield Index are for ten years and from 10/31/94, respectively.
***Ten year/since inception total returns are for ten years and from 10/31/94, respectively.


Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2002


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in ML Bond Fund, Inc.'s High Income Portfolio++ Class A and Class B Shares* compared to a similar investment in Credit Suisse First Boston High Yield Index++++. Values illustrated are as follows:

ML Bond Fund, Inc.'s High Income Portfolio++
Class A Shares*

Date                       Value

September 1992           $ 9,600.00
September 1993           $10,978.00
September 1994           $11,353.00
September 1995           $12,860.00
September 1996           $14,397.00
September 1997           $16,496.00
September 1998           $15,510.00
September 1999           $16,425.00
September 2000           $16,804.00
September 2001           $14,801.00
September 2002           $14,037.00


ML Bond Fund, Inc.'s High Income Portfolio++
Class B Shares*

Date                       Value

September 1992           $10,000.00
September 1993           $11,335.00
September 1994           $11,637.00
September 1995           $13,081.00
September 1996           $14,534.00
September 1997           $16,548.00
September 1998           $15,423.00
September 1999           $16,210.00
September 2000           $16,486.00
September 2001           $14,415.00
September 2002           $13,537.00


Credit Suisse First Boston High Yield Index++++

Date                       Value

September 1992           $10,000.00
September 1993           $11,568.00
September 1994           $11,966.00
September 1995           $13,648.00
September 1996           $15,117.00
September 1997           $17,494.00
September 1998           $17,403.00
September 1999           $18,090.00
September 2000           $18,437.00
September 2001           $17,529.00
September 2002           $18,028.00



A line graph illustrating the growth of a $10,000 investment in ML Bond Fund, Inc.'s High Income Portfolio++ Class C and Class D Shares* compared to a similar investment in Credit Suisse First Boston High Yield Index++++. Values illustrated are as follows:

ML Bond Fund, Inc.'s High Income Portfolio++
Class C Shares*

Date                       Value

10/21/1994**             $10,000.00
September 1995           $11,292.00
September 1996           $12,540.00
September 1997           $14,253.00
September 1998           $13,295.00
September 1999           $13,968.00
September 2000           $14,176.00
September 2001           $12,390.00
September 2002           $11,629.00


ML Bond Fund, Inc.'s High Income Portfolio++
Class D Shares*

Date                       Value

10/21/1994**             $ 9,600.00
September 1995           $10,884.00
September 1996           $12,170.00
September 1997           $13,909.00
September 1998           $13,030.00
September 1999           $13,765.00
September 2000           $14,071.00
September 2001           $12,368.00
September 2002           $11,675.00


Credit Suisse First Boston High Yield Index++++

Date                       Value

10/31/1994**             $10,000.00
September 1995           $11,397.00
September 1996           $12,624.00
September 1997           $14,609.00
September 1998           $14,533.00
September 1999           $15,107.00
September 2000           $15,397.00
September 2001           $14,639.00
September 2002           $15,056.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Portfolio invests principally in fixed income securities which are rated in the lower rating categories of the established rating services, or in unrated securities of comparable quality.
++++This unmanaged market-weighted Index, which mirrors the high-yield debt market, is comprised of 423 securities rated BBB or below. The starting date for the Index in the Class C & Class D Shares graph is from 10/31/94.


Past performance is not predictive of future performance.



Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2002



PERFORMANCE DATA (concluded)


Average Annual Total Return

                                 % Return Without    % Return With
                                   Sales Charge      Sales Charge**
Class A Shares*

One Year Ended 9/30/02                    - 5.16%        - 8.96%
Five Years Ended 9/30/02                  - 3.18         - 3.96
Ten Years Ended 9/30/02                   + 3.87         + 3.45

*Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                     % Return           % Return
                                   Without CDSC       With CDSC**
Class B Shares*

One Year Ended 9/30/02                    - 6.09%        - 9.51%
Five Years Ended 9/30/02                  - 3.94         - 3.94
Ten Years Ended 9/30/02                   + 3.07         + 3.07


*Maximum contingent deferred sales charge is 4% and is reduced to 0% after four years.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return           % Return
                                   Without CDSC       With CDSC**
Class C Shares*

One Year Ended 9/30/02                    - 6.14%        - 7.00%
Five Years Ended 9/30/02                  - 3.99         - 3.99
Inception (10/21/94)
through 9/30/02                           + 1.92         + 1.92


*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.


                                 % Return Without    % Return With
                                   Sales Charge      Sales Charge**
Class D Shares*

One Year Ended 9/30/02                    - 5.60%        - 9.38%
Five Years Ended 9/30/02                  - 3.44         - 4.23
Inception (10/21/94)
through 9/30/02                           + 2.49         + 1.97

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2002


SCHEDULE OF INVESTMENTS                                                                                    (in U.S.dollars)

                S&P      Moody's     Face
Industries   Rating+++  Rating+++   Amount                    Issue                               Cost            Value
Bonds

Aerospace &     CCC+    Caa1     $10,000,000  Fairchild Corporation, 10.75% due 4/15/2009   $    8,557,132   $    9,750,000
Defense--0.6%

Airlines--      A-      B1        20,000,000  American Airlines, 7.80% due 10/01/2006           20,000,000       18,322,517
2.4%                                          Piedmont Aviation, Inc.:
                CC      Ca         1,500,000    Series H, 10% due 11/08/2012                     1,493,250          570,000
                NR*     Ca         1,304,000    Series J, 10.05% due 5/13/2005                   1,251,644          495,520
                CC      Ca         1,116,000    Series J, 10.10% due 5/13/2007                   1,046,448          424,080
                CC      Ca         3,767,000    Series J, 10.10% due 5/13/2009                   3,457,713        1,431,460
                CC      Ca         2,710,000    Series J, 10.15% due 5/13/2011                   2,442,342        1,029,800
                NR*     Ca         2,226,000    Series K, 10% due 5/13/2004                      2,164,269          845,880
                NR*     Ca         2,666,000    Series K, 10.10% due 5/13/2008                   2,474,991        1,013,080
                NR*     Ca         2,550,000    Series K, 10.15% due 5/13/2010                   2,327,613          969,000
                                              USAir Inc.:
                CC      Caa3       1,092,000    ++Series 88F, 10.70% due 1/01/2003               1,087,948          414,960
                CC      Caa3       1,092,000    ++Series 88G, 10.70% due 1/01/2003               1,086,348          414,960
                CC      Caa3       1,092,000    ++Series 88H, 10.70% due 1/01/2003               1,086,348          414,960
                CC      Caa3       1,092,000    ++Series 88I, 10.70% due 1/01/2003               1,086,348          414,960
                D       Caa3       2,653,480    Series 89A1, 9.33% due 1/01/2006+++++            2,609,578        1,008,323
                CC      Ca        25,074,793    ++Series 93A3, 10.375% due 3/01/2013            24,273,590        9,528,420
                D       Caa3       1,432,000    ++Series A, 10.70% due 1/15/2007                 1,477,251          544,160
                D       Caa3       1,815,000    ++Series C, 10.70% due 1/15/2007                 1,872,354          689,700
                D       Caa3       1,107,000    ++Series E, 10.70% due 1/15/2007                 1,132,108          420,660
                NR*     Ca         1,985,000    ++Series E, 10.30% due 3/28/2007                 1,914,589          754,300
                NR*     Ca         1,950,000    ++Series F, 10.35% due 3/28/2011                 1,984,404          741,000
                                                                                            --------------   --------------
                                                                                                76,269,136       40,447,740

Automotive      BB      Ba3        7,350,000  Dana Corporation, 9% due 8/15/2011                 6,948,913        6,927,375
--2.0%          B       B2         5,550,000  Dura Operating Corporation, 9% due 5/01/2009       5,119,324        5,147,625
                NR*     NR*        2,492,776  ++Federal-Mogul Corporation, 7.375% due
                                              1/15/2006                                          1,986,041          511,019
                B       B3        10,800,000  Metaldyne Corporation, 11% due 6/15/2012 (f)      10,800,000        9,342,000
                B       B2         2,540,000  Stoneridge Inc., 11.50% due 5/01/2012              2,540,000        2,603,500
                                              ++Venture Holdings Trust:
                CCC-    Caa3      20,000,000    11% due 6/01/2007                               20,000,000        8,700,000
                CC      Ca         8,000,000    12% due 6/01/2009                                8,000,000        1,160,000
                                                                                            --------------   --------------
                                                                                                55,394,278       34,391,519

Broadcasting    NR*     NR*        4,686,000  Acme Intermediate Holdings/Finance, 12%
--2.8%                                        due 9/30/2005                                      4,686,000        4,106,108
                CCC+    B3         3,000,000  Acme Television/Finance, 10.875% due
                                              9/30/2004                                          3,008,840        2,955,000
                B-      B3         2,675,000  Entravision Communications Corporation,
                                              8.125% due 3/15/2009                               2,675,000        2,741,875
                B       B3        30,000,000  Globo Comunicacoes e Participacoes, Ltd.,
                                              10.50% due 12/20/2006 (f)                         30,076,558        7,275,000
                B-      Caa1      16,500,000  Lin Holdings Corporation, 10.60% due
                                              3/01/2008 (e)                                     15,773,277       16,376,250
                B-      B3         8,000,000  Nextmedia Operating Inc., 10.75% due 7/01/2011     7,880,800        7,880,000
                B       Ba3        8,000,000  Panamsat Corporation, 8.50% due 2/01/2012 (f)      8,000,000        6,440,000
                                                                                            --------------   --------------
                                                                                                72,100,475       47,774,233



Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                        (in U.S.dollars)

                S&P      Moody's     Face
Industries   Rating+++  Rating+++   Amount                    Issue                               Cost            Value
Bonds (continued)

Cable--         CCC+    Caa2     $10,000,000  Cable Satisfaction International, 12.75%
International                                 due 3/01/2010                                 $    9,425,370   $    3,562,500
--1.0%          D       Ca        15,000,000  ++Cablevision SA, 13.75% due 5/01/2009            15,000,000        2,325,000
                C       Caa2       7,975,000  Comcast UK Cable Partners Ltd., 11.20% due
                                              11/15/2007                                         6,872,003        6,509,594
                                              Diamond Cable Communications PLC:
                D       Ca         4,775,000    11.75% due 12/15/2005                              740,125          644,625
                D       Ca        10,000,000    ++11.014% due 2/15/2007 (e)                      9,976,734        1,300,000
                                              ++NTL Communications Corp.:
                D       Ca         5,000,000    33.079% due 10/01/2008 (e)                       1,617,113          600,000
                D       Ca        11,000,000    11.875% due 10/01/2010                           4,462,482        1,540,000
                C       Ca        35,000,000  ++United Pan-Europe Communications, 13.75%
                                              due 2/01/2010 (e)                                 23,951,550        1,050,000
                                                                                            --------------   --------------
                                                                                                72,045,377       17,531,719

Cable--                                       Adelphia Communications Corporation:
U.S.--3.4%      NR*     Caa2       3,225,000    ++9.25% due 10/01/2002                           3,145,230        1,177,125
                NR*     Caa2       5,000,000    7.875% due 5/01/2009                             5,000,000        1,825,000
                NR*     Caa2       5,675,000    ++9.375% due 11/15/2009                          4,894,356        2,071,375
                NR*     Caa2         750,000    ++10.875% due 10/01/2010                           672,495          273,750
                NR*     Caa2       3,975,000    ++10.25% due 6/15/2011                           3,487,918        1,470,750
                NR*     Ca        20,000,000  ++Century Communications Corporation, 9.50%
                                              due 3/01/2005                                     19,915,602        5,800,000
                                              Charter Communications Holdings:
                B-      B2         4,335,000    8.625% due 4/01/2009                             4,321,778        2,687,700
                B-      B2        14,650,000    10.75% due 10/01/2009                           13,917,811        9,302,750
                B+      B1        10,850,000  Echostar DBS Corporation, 9.125% due
                                              1/15/2009 (f)                                     10,678,187       10,253,250
                B-      Caa1      16,200,000  Insight Communications, 12.899% due
                                              2/15/2011 (e)                                     10,495,646        5,994,000
                NR*     Caa1      22,000,000  ++Olympus Communications LP/Capital Corp.,
                                              10.625% due 11/15/2006                            22,251,339       17,270,000
                                                                                            --------------   --------------
                                                                                                98,780,362       58,125,700

Chemicals--     BB      B1        12,775,000  Equistar Chemicals LP, 10.125% due 9/01/2008      12,681,933       11,497,500
4.9%            BB-     B2        20,000,000  ISP ChemCo., 10.25% due 7/01/2011                 19,730,050       20,000,000
                BB      Ba3        9,500,000  Lyondell Chemical Company, 9.625% due
                                              5/01/2007                                          9,534,018        8,811,250
                BB-     Ba3       20,000,000  MacDermid, Inc., 9.125% due 7/15/2011             19,945,775       21,100,000
                BBB-    Ba1       18,000,000  Millennium America Inc., 9.25% due 6/15/2008      17,826,792       18,270,000
                B       Caa3       3,000,000  Terra Industries, 10.50% due 6/15/2005             2,587,127        2,595,000
                                                                                            --------------   --------------
                                                                                                82,305,695       82,273,750



Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                        (in U.S.dollars)

                S&P      Moody's     Face
Industries   Rating+++  Rating+++   Amount                    Issue                               Cost            Value
Bonds (continued)

Consumer        BB+     Ba3      $16,175,000  American Greetings, 11.75% due 7/15/2008      $   15,683,134   $   17,630,750
Products--2.3%  BB+     Ba1        5,000,000  Briggs & Stratton Corporation, 8.875% due
                                              3/15/2011                                          4,920,000        5,275,000
                NR*     NR*       25,000,000  ++Corning Consumer Products, 9.625% due
                                              5/01/2008                                         20,973,128        1,375,000
                NR*     Ca        25,000,000  ++Galey & Lord, Inc., 9.125% due 03/01/2008       24,767,942        4,250,000
                                              ++Polysindo International Finance Company BV:
                NR*     NR*        7,500,000    8.719% (c)                                       4,200,000        1,275,000
                NR*     NR*       49,225,000    11.375% due 6/15/2006                           45,254,000        4,061,063
                NR*     NR*       22,350,000    9.375% due 7/30/2007                            11,266,500        1,843,875
                BB      B1         3,050,000  Russell Corporation, 9.25% due 5/01/2010 (f)       3,050,000        3,156,750
                                                                                            --------------   --------------
                                                                                               130,114,704       38,867,438

Diversified     BBB     Baa2       9,200,000  World Color Press Inc., 7.75% due 2/15/2009        9,043,692        9,352,140
Media--0.6%

Energy--        B       B2         6,675,000  Encore Acquisition Company, 8.375% due
Exploration &                                 6/15/2012 (f)                                      6,675,000        6,775,125
Production--
0.4%

Energy--        B       B2        11,100,000  Clark R & M, Inc., 8.875% due 11/15/2007          11,020,191        9,490,500
Other--10.0%                                  El Paso Corporation:
                BBB     Baa3       5,300,000    7% due 5/15/2011                                 3,725,831        3,503,968
                BBB     Baa3       2,250,000    7.75% due 1/15/2032                              1,518,775        1,443,562
                BBB     Baa3       9,575,000  El Paso Energy Corporation, 6.75% due
                                              5/15/2009                                          6,409,500        6,232,616
                BB-     B1         3,950,000  El Paso Energy Partners, 8.50% due 6/01/2011       3,950,000        3,772,250
                CCC+    Caa3      25,000,000  Energy Corp. of America, 9.50% due 5/15/2007      22,047,634       16,468,750
                B       B3         1,750,000  Giant Industries, 11% due 5/15/2012                1,345,770        1,233,750
                                              Hanover Equipment (f):
                BB-     B1         3,250,000    Trust A, 8.50% due 9/01/2008                     3,250,000        3,038,750
                BB-     B1         7,550,000    Trust B, 8.75% due 9/01/2011                     7,530,000        7,021,500
                CCC     B3        22,500,000  Ocean Rig Norway AS, 10.25% due 6/01/2008         22,032,535       19,575,000
                B+      B1        17,600,000  Parker Drilling Company, 10.125% due
                                              11/15/2009                                        17,855,283       16,984,000
                B       B2         6,250,000  Plains E&P Company, 8.75% due 7/01/2012 (f)        6,148,500        6,281,250
                B       B2        22,500,000  Tesoro Petroleum Corp., 9% due 7/01/2008          19,935,370       12,937,500
                NR*     NR*       36,000,000  TransAmerican Refining Corporation, 13% due
                                              12/15/2003                                        35,640,000       36,180,000
                NR*     NR*       10,825,000  Trico Marine Services, 8.875% due
                                              5/15/2012 (f)                                     10,737,967        9,363,625
                B-      B3        17,500,000  United Refining Co., 10.75% due 6/15/2007         16,297,554       13,387,500
                B       B1         3,225,000  Williams Companies Inc., 7.125% due 9/01/2011      2,727,181        2,015,625
                                                                                            --------------   --------------
                                                                                               192,172,091      168,930,146

Financial       NR*     Caa3      20,000,000  ++Amresco Inc., 9.875% due 3/15/2005              20,087,500        4,500,000
--0.3%

Food & Drug     NR*     NR*       10,000,000  ++Ameriserve Food Distributors, 8.875% due
--0.0%                                        10/15/2006                                        10,000,000          100,000



Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                        (in U.S.dollars)

                S&P      Moody's     Face
Industries   Rating+++  Rating+++   Amount                    Issue                               Cost            Value
Bonds (continued)

Food/Tobacco--  B       B3       $ 5,725,000  American Seafood Group LLC, 10.125% due
0.9%                                          4/15/2010 (f)                                 $    5,725,000   $    5,710,688
                B       B2         9,600,000  Burns Philp Capital Property Limited, 9.75%
                                              due 7/15/2012 (f)                                  9,600,000        9,576,000
                NR*     NR*       20,000,000  ++DGS International Finance Company BV, 10%
                                              due 6/01/2007 (f)                                 20,068,200          450,000
                                                                                            --------------   --------------
                                                                                                35,393,200       15,736,688

Gaming--5.4%    NR*     NR*       25,390,000  GB Property Funding Corp., 11% due 9/29/2005      28,364,261       16,757,400
                NR*     NR*        6,315,059  Jazz Casino Company LLC, 4.548% due
                                              3/31/2008 (h)                                     12,726,517        6,251,908
                BB-     Ba3       12,000,000  Mandalay Resort Group, 10.25% due 8/01/2007       11,969,729       12,990,000
                B+      B2        12,250,000  Sun International Hotels, 8.875% due 8/15/2011    12,606,872       12,341,875
                                              Trump Atlantic City Associates/Funding Inc.:
                CCC     Caa1       7,500,000    11.25% due 5/01/2006                             7,385,611        5,587,500
                CCC     Caa1      32,900,000    Series B, 11.25% due 5/01/2006                  32,515,366       24,510,500
                B-      Caa1      12,500,000  Venetian Casino/LV Sands, 11% due
                                              6/15/2010 (f)                                     12,500,000       12,312,500
                                                                                            --------------   --------------
                                                                                               118,068,356       90,751,683

Government--    B+      B2        15,000,000  Banco Nacional de Desenvolvimiento
Foreign--1.0%                                 Economico e Social, 17.746% due
                                              6/16/2008 (g)(h)                                  12,471,292        9,337,500
                                              Federal Republic of Brazil:
                B+      B2        10,000,000    12% due 4/15/2010                                9,815,239        4,925,000
                NR*     NR*        4,925,640    8% due 4/15/2014                                 3,821,625        2,424,338
                                                                                            --------------   --------------
                                                                                                26,108,156       16,686,838

Health Care--   B-      Caa1       8,800,000  ALARIS Medical Systems, Inc., 9.75% due
6.4%                                          12/01/2006                                         8,904,903        8,470,000
                B+      B1        20,000,000  Beverly Enterprises Inc., 9% due 2/15/2006        19,681,011       16,800,000
                                              Columbia/HCA Healthcare Corp.:
                NR*     Ba1       14,150,000    8.70% due 2/10/2010                             14,406,332       16,346,590
                BBB-    Ba1       15,000,000    8.36% due 4/15/2024                             14,614,910       16,309,290
                B       B3         5,825,000  Fisher Scientific International, 8.125% due
                                              5/01/2012                                          5,825,000        5,941,500
                B+      Ba2       23,600,000  Fresenius Medical Capital Trust II, 7.875% due
                                              2/01/2008                                         23,600,000       19,529,000
                CCC+    B3        17,000,000  Kinetic Concepts, Inc., 9.625% due 11/01/2007     16,623,251       16,235,000
                CC      Caa2      21,000,000  Magellan Health Services, 9% due 2/15/2008        20,958,423        4,725,000
                BB-     Ba3        4,000,000  Ventas Realty LP, 9% due 5/01/2012                 4,000,000        4,150,000
                                                                                            --------------   --------------
                                                                                               128,613,830      108,506,380

Housing--2.3%   B       B2         4,750,000  Building Materials Corporation, 8.625% due
                                              12/15/2006                                         4,147,338        3,966,250
                B       B2        15,000,000  Champion Home Builders, 11.25% due
                                              4/15/2007 (f)                                     14,859,900       10,950,000
                BB-     Ba3       20,750,000  Forest City Enterprises Inc., 8.50% due
                                              3/15/2008                                         20,859,943       20,750,000
                B       B1         3,600,000  WCI Communities Inc., 9.125% due 5/01/2012         3,600,000        3,303,000
                                                                                            --------------   --------------
                                                                                                43,467,181       38,969,250



Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                        (in U.S.dollars)

                S&P      Moody's     Face
Industries   Rating+++  Rating+++   Amount                    Issue                               Cost            Value
Bonds (continued)

Information     B       B1       $15,000,000  Amkor Technology Inc., 9.25% due 2/15/2008    $   14,939,871   $   10,350,000
Technology      CCC+    B3        16,500,000  On Semiconductor Corporation, 12% due
--1.4%                                        5/15/2008 (f)                                     13,971,795       10,312,500
                                              Solectron Corporation:
                BB      Ba3        2,400,000    9.625% due 2/15/2009                             2,417,075        1,992,000
                BB      Ba3        2,400,000    3.223% due 5/08/2020 (e)                         1,367,847        1,401,000
                                                                                            --------------   --------------
                                                                                                32,696,588       24,055,500

Leisure--3.7%   BB-     Ba3       20,000,000  HMH Properties, Inc., 7.875% due 8/01/2008        19,870,400       18,800,000
                BBB-    Ba1        8,000,000  Hilton Hotels Corporation, 8.25% due 2/15/2011     7,942,300        8,349,096
                B+      B1         5,000,000  Intrawest Corporation, 10.50% due 2/01/2010 (f)    5,100,271        5,125,000
                B       B2         6,800,000  John Q. Hammons Hotels, 8.875% due 5/15/2012       6,800,000        6,579,000
                                              Meristar Hospitality Corp.:
                B       B1         9,775,000    9% due 1/15/2008                                 9,760,421        8,895,250
                B       B1         5,525,000    10.50% due 6/15/2009                             5,490,082        5,386,875
                B       B2        10,000,000  Vail Resorts Inc., 8.75% due 5/15/2009            10,000,000       10,250,000
                                                                                            --------------   --------------
                                                                                                64,963,474       63,385,221

Manufacturing   B-      Caa1      20,000,000  Eagle-Picher Industries, 9.375% due 3/01/2008     20,117,740       15,300,000
--5.2%          B       B3         5,000,000  Foamex LP/Capital Corporation, 10.75% due
                                              4/01/2009 (f)                                      5,000,000        4,525,000
                CCC+    Caa2      14,925,000  Hexcel Corporation, 9.75% due 1/15/2009           14,804,524       10,223,624
                                              International Wire Group, Inc.:
                CCC+    Caa1       3,500,000    11.75% due 6/01/2005                             3,474,238        2,240,000
                CCC+    Caa1       6,500,000    Series B, 11.75% due 6/01/2005                   6,677,416        4,160,000
                B+      B2         3,000,000  The Manitowoc Company Inc., 10.50% due
                                              8/01/2012 (f)                                      3,000,000        3,150,000
                D       Ca        13,500,000  ++Thermadyne Manufacturing, 9.875% due
                                              6/01/2008                                         13,088,370        3,712,500
                CCC+    B3        25,250,000  Trench Electric SA and Trench Inc., 10.25%
                                              due 12/15/2007                                    25,283,171       19,821,250
                B       B3         5,250,000  Trimas Corporation, 9.875% due 6/15/2012 (f)       5,208,735        5,171,250
                                              Tyco International Group SA:
                BBB-    Ba2        4,000,000    6.375% due 2/15/2006                             3,382,246        3,442,988
                BBB-    Ba2       19,200,000    6.375% due 10/15/2011                           14,557,585       15,774,528
                                                                                            --------------   --------------
                                                                                               114,594,025       87,521,140

Metal--         NR*     NR*       30,000,000  ++Kaiser Aluminum & Chemical Corp., 12.75%
Other--2.6%                                   due 2/01/2003                                     30,281,362        3,750,000
                NR*     Ca        25,000,000  ++Metals USA Inc., 8.625% due 2/15/2008           23,504,146        7,625,000
                NR*     Ca        25,000,000  ++Murrin Murrin Holdings Property, 9.375% due
                                              8/31/2007                                         24,902,717        6,250,000
                B-      Caa1      17,000,000  Ormet Corporation, 11% due 8/15/2008 (f)          16,996,250       10,115,000
                B+      B1        16,121,000  P & L Coal Holdings Corp., 9.625% due
                                              5/15/2008                                         16,074,894       16,967,353
                                                                                            --------------   --------------
                                                                                               111,759,369       44,707,353

Multi-Sector    NR*     B1        10,000,000  TRAINS HY-1-2002, 8.375% due 2/01/2012 (f)         9,034,617        8,505,780
Holdings--0.5%

Packaging       B-      B3         6,000,000  Berry Plastics, 10.75% due 7/15/2012               6,000,000        6,210,000
--2.4%          BB      B2        20,000,000  Owens-Brockway Glass Container, 8.875% due
                                              2/15/2009                                         20,000,000       20,200,000
                B-      Caa1       8,000,000  Pliant Corporation, 13% due 6/01/2010              8,289,521        7,640,000
                B       B1         7,100,000  Silgan Holdings, Inc., 9% due 6/01/2009 (f)        7,305,908        7,366,250
                                                                                            --------------   --------------
                                                                                                41,595,429       41,416,250



Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                        (in U.S.dollars)

                S&P      Moody's     Face
Industries   Rating+++  Rating+++   Amount                    Issue                               Cost            Value
Bonds (continued)

Paper--5.2%     D       C        $21,000,000  ++APP Financial II Mauritius Ltd., 12% (d)    $   18,425,000   $      682,500
                D       Ca        40,000,000  ++APP International Finance, 11.75% due
                                              10/01/2005                                        39,716,250       12,300,000
                                              Ainsworth Lumber Company:
                B-      B3        22,000,000    12.50% due 7/15/2007++++                        21,636,579       22,770,000
                B-      B3         5,000,000    13.875% due 7/15/2007                            4,975,100        5,375,000
                B+      B3        15,000,000  Corporacion Durango SA de CV, 13.75% due
                                              7/15/2009 (f)                                     14,365,487       11,737,500
                D       Ca        42,000,000  ++Doman Industries Limited, 8.75% due
                                              3/15/2004                                         41,228,375        8,610,000
                D       Ca        14,500,000  ++Indah Kiat International Finance, 12.50%
                                              due 6/15/2006                                     14,572,500        4,893,750
                B       B2        12,000,000  MDP Acquisitions PLC, 9.625% due
                                              10/01/2012 (f)                                    12,000,000       11,910,000
                D       Ca        32,500,000  ++Tjiwi Kimia Finance Mauritius, 10% due
                                              8/01/2004                                         30,977,000        8,856,250
                                                                                            --------------   --------------
                                                                                               197,896,291       87,135,000

Services--3.2%  BB-     Ba3       25,000,000  Allied Waste North America, 7.625% due
                                              1/01/2006                                         25,000,000       24,000,000
                B-      B3        17,625,000  Kindercare Learning Centers, Inc., 9.50% due
                                              2/15/2009                                         17,571,814       16,831,875
                NR*     NR*       23,700,000  ++Mid-American Waste Systems, Inc., 12.25%
                                              due 2/15/2003                                      6,170,335                2
                CCC+    Caa3      18,600,000  Protection One Alarm Monitoring, 8.125% due
                                              1/15/2009                                         17,432,041       13,764,000
                                                                                            --------------   --------------
                                                                                                66,174,190       54,595,877

Steel--1.7%     NR*     C         26,000,000  ++Renco Steel Holdings, 10.875% due 2/01/2005     21,595,932        1,950,000
                B       B2        15,650,000  UCAR Finance Inc., 10.25% due 2/15/2012           16,000,409       14,945,750
                CCC+    Caa2      20,000,000  WCI Steel Inc., 10% due 12/01/2004                20,000,000        7,100,000
                CCC-    Caa3      15,950,000  Weirton Steel Corporation, 0.50% due
                                              4/01/2008 (e)                                     23,202,099        4,067,250
                NR*     NR*       43,000,000  ++Wheeling Pittsburgh Corp., 9.25% due
                                              11/15/2007                                        42,822,205          645,000
                                                                                            --------------   --------------
                                                                                               123,620,645       28,708,000

Telecommuni-    CCC+    Caa3       6,000,000  CFW Communications Company, 13% due
cations--1.1%                                 8/15/2010                                          5,796,654        2,310,000
                NR*     NR*       15,000,000  ++Energis PLC, 9.75% due 6/15/2009                14,943,150          112,500
                D       C         31,725,000  ++Impsat Corp., 12.375% due 6/15/2008             25,530,794          793,125
                D       C         12,275,000  Impsat Fiber Networks, 13.75% due 2/15/2005          816,794          306,875
                CCC+    Caa1       9,750,000  Qwest Capital Funding, 5.875% due 8/03/2004        8,491,614        6,630,000
                B-      Ba3        5,500,000  Qwest Corporation, 8.875% due 3/15/2012 (f)        5,419,500        4,812,500
                                              WorldCom, Inc.:
                D       Ca         6,400,000    7.875% due 5/15/2003                             4,973,858          800,000
                D       Ca         8,000,000    ++6.25% due 8/15/2003                            7,760,017        1,000,000
                D       Ca        10,400,000    7.50% due 5/15/2011                              8,561,411        1,300,000
                                                                                            --------------   --------------
                                                                                                82,293,792       18,065,000



Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                        (in U.S.dollars)

                S&P      Moody's     Face
Industries   Rating+++  Rating+++   Amount                    Issue                               Cost            Value
Bonds (concluded)

Transportation  D       NR*      $38,000,000  ++Autopistas del Sol SA, 10.25% due
--3.0%                                        8/01/2009 (f)                                 $   37,250,209   $    7,790,000
                BB-     B1        30,000,000  TFM, SA de CV, 11.75% due 6/15/2009               30,000,000       28,875,000
                BB-     Ba2       13,375,000  Teekay Shipping Corporation, 8.875% due
                                              7/15/2011                                         13,414,721       13,910,000
                                                                                            --------------   --------------
                                                                                                80,664,930       50,575,000

Utilities--6.9%                               The AES Corporation:
                B-      B2        10,625,000    8.375% due 8/15/2007                             7,992,838        3,559,374
                B+      Ba3       16,075,000    9.375% due 9/15/2010                            12,832,441        8,439,375
                B+      Ba3        8,300,000    8.875% due 2/15/2011                             6,184,751        4,274,500
                BB+     Ba2       11,000,000  CE Casecnan Water & Energy Co., 11.45% due
                                              11/15/2005                                        11,000,000       10,917,500
                NR*     B3        19,000,000  CMS Energy Corporation, 8.50% due 4/15/2011       17,918,324       14,559,016
                B+      B1        25,500,000  Calpine Canada Energy Finance, 8.50% due
                                              5/01/2008                                         18,006,294       10,582,500
                                              Calpine Corporation:
                B+      B1         2,300,000    4% due 12/26/2006 (Convertible)(f)               1,759,039          960,250
                B+      B1         5,700,000    8.50% due 2/15/2011                              2,376,209        2,365,500
                CCC     Caa1       8,865,000  Cathay International Ltd., 13.50% due
                                              4/15/2008 (f)                                      8,865,000        6,493,613
                BB      Ba1        9,800,000  ESI Tractebel Acquisition Corp., 7.99% due
                                              12/30/2011                                         9,800,000        8,952,192
                B+      B2        21,000,000  Espirito Santo-Escelsa, 10% due 7/15/2007 (f)     20,697,578        9,292,500
                BBB-    Ba1        9,350,000  Mirant Americas Generation Inc., 8.30% due
                                              5/01/2011                                          5,027,466        4,815,250
                BBB-    Ba1        3,750,000  Mirant Americas Generation LLC, 7.625% due
                                              5/01/2006                                          2,139,740        2,081,250
                BB-     B3        20,000,000  Mission Energy Holdings, 13.50% due 7/15/2008     19,608,974        6,300,000
                B-      B1        20,000,000  PG&E National Energy Group, 10.375% due
                                              5/16/2011                                         19,737,400        5,500,000
                NR*     NR*       13,381,650  Sunflower Electric Power Corp., 8% due
                                              12/31/2016+++++                                    9,372,164       10,972,953
                BB-     Ba2        6,900,000  Western Resources Inc., 9.75% due 5/01/2007        6,900,000        6,628,892
                                                                                            --------------   --------------
                                                                                               180,218,218      116,694,665

Wireless        B-      Caa1      26,325,000  American Tower Corporation, 9.375% due
--3.5%                                        2/01/2009                                         24,149,995       15,663,375
                CCC+    Caa1      14,530,000  Loral Cyberstar Inc., 10% due 7/15/2006           16,800,122        5,739,350
                D       Ca        46,000,000  ++McCaw International Ltd., 13.611% due
                                              4/15/2007 (e)                                     44,314,129          690,000
                B-      Caa1      65,000,000  Millicom International Cellular SA, 13.50% due
                                              6/01/2006                                         65,000,000       17,875,000
                D       Ca        49,300,000  ++Nextel International Inc., 12.75% due 8/01/2010 25,087,685          739,500
                CCC+    B3        30,000,000  Nextel Partners Inc., 13.806% due 2/01/2009 (e)   25,167,524       15,750,000
                B-      Caa2       5,000,000  SBA Communications Corp., 12.308% due
                                              3/01/2008 (e)                                      4,747,229        2,575,000
                B-      NR*          821,000  Telesystem International Wireless, 14% due
                                              12/30/2003                                           617,761          619,855
                                                                                            --------------   --------------
                                                                                               205,884,445       59,652,080

                                              Total Investments in Bonds--87.1%              2,496,592,178    1,474,487,215



Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                        (in U.S.dollars)
                                    Shares
Industries                           Held                     Issue                               Cost            Value
Preferred Stocks

Cable--                               28,949  NTL Incorporated (Series B)++++               $   27,809,192   $      144,745
International
--0.0%

Diversified Media--0.9%              125,000  Primedia, Inc. (Series D)                         12,500,000        4,531,250
                                     322,500  Primedia, Inc. (Series H)                         30,549,500       10,400,625
                                                                                            --------------   --------------
                                                                                                43,049,500       14,931,875

Financial--1.9%                    1,230,000  California Federal Bank (Series A)                30,815,000       32,029,200

Food & Drug--0.0%                    297,038  Nebco Evans Holding Co.++++                       27,166,659           37,130

Manufacturing--0.4%                    3,100  Eagle-Picher Industries (Series B)                17,686,590        6,897,500

Steel--0.0%                          261,000  Weirton Steel Corporation (Convertible)
                                              (Series C)                                         5,597,170          522,000

Wireless--2.4%                         4,895  Crown Castle International Corporation++++         4,606,517        2,214,988
                                      60,934  Nextel Communications, Inc. (Series E)++++        54,970,650       36,712,735
                                       9,570  Rural Cellular Corp. (Series B)++++                8,770,866        1,746,525
                                                                                            --------------   --------------
                                                                                                68,348,033       40,674,248

                                              Total Investments in Preferred Stocks--5.6%      220,472,144       95,236,698


Common Stocks

Energy--Other--0.0%                    3,599  ++Orion Refining                                           0               36
                                       5,816  ++TransTexas Gas Corporation                              58            2,501
                                                                                            --------------   --------------
                                                                                                        58            2,537

Gaming--0.3%                       1,240,697  ++GB Holdings Inc.                                 9,455,710        3,523,579
                                     129,861  ++JCC Holding Company                              1,565,457        1,363,541
                                                                                            --------------   --------------
                                                                                                11,021,167        4,887,120

Health Care--0.0%                     12,894  ++MEDIQ Incorporated                               2,370,000                0
Information Technology--0.1%         232,931  ++Dictaphone Corporation                          18,948,074        1,164,655
                                  20,500,000  ++LLC Dictaphone                                           0              205
                                                                                            --------------   --------------
                                                                                                18,948,074        1,164,860

Leisure--0.0%                      1,061,496  ++On Command Corporation                          47,702,687          504,211

Metal--Other--0.0%                   733,333  ++Horizon Natural Resources Company               20,675,000          366,667

                                              Total Investments in Common Stocks--0.4%         100,716,986        6,925,395



Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                        (in U.S.dollars)

                                    Shares
Industries                           Held                     Issue                               Cost            Value
Warrants & Rights

Cable--International--0.0%            10,000  Cable Satisfaction (Warrants)(b)              $      395,637   $       10,000
                                      45,000  UIH Australia/Pacific (Warrants)(b)                  540,000              450
                                                                                            --------------   --------------
                                                                                                   935,637           10,450

Information Technology--0.0%         210,284  Dictaphone Corporation (Warrants)(b)               1,166,301           78,857

Leisure--0.0%                        385,661  On Command Corporation (Warrants)(b)               3,033,504           13,498

Steel--0.0%                           20,000  Republic Technologies (Warrants)(b)                2,162,400              200

Telecommunications--0.0%             202,252  NTL Incorporated (Rights)(a)                               0                2
                                       6,000  Ntelos Inc. (Warrants)(b)                            147,660            9,750
                                                                                            --------------   --------------
                                                                                                   147,660            9,752

Wireless--0.0%                        53,472  Comunicacion Celular SA (Warrants)(b)(f)             109,680               80
                                     143,265  Loral Space & Communications (Warrants)(b)           308,254           14,327
                                      15,000  Loral Space & Communications (Warrants)(b)           174,450              150
                                                                                            --------------   --------------
                                                                                                   592,384           14,557

                                              Total Investments in Warrants &
                                              Rights--0.0%                                       8,037,886          127,314



                                     Face
                                    Amount
Short-Term Securities

Commercial Paper**--3.2%         $53,729,000  General Motors Acceptance Corp., 2.10% due
                                              10/01/2002                                        53,729,000       53,729,000

U.S. Government Agency            45,000,000  Federal Home Loan Bank, 1.69% due
Obligations**--2.7%                           10/16/2002                                        44,968,313       44,968,313

                                              Total Investments in Short-Term
                                              Securities--5.9%                                  98,697,313       98,697,313


Total Investments--99.0%                                                                    $2,924,516,507    1,675,473,935
                                                                                            ==============
Other Assets Less Liabilities--1.0%                                                                              17,467,461
                                                                                                             --------------
Net Assets--100.0%                                                                                           $1,692,941,396
                                                                                                             ==============


*Not Rated.
**Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
++Non-income producing security.
++++Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
+++Ratings of issues shown have not been audited by Deloitte &
Touche LLP.
+++++Subject to principal paydowns.
(a)Rights may be exercised until 10/07/2002.
(b)Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(c)Maturity of this security is pending as a result of bankruptcy proceedings.
(d)The security is a perpetual bond and has no definite maturity date.
(e)Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Portfolio.
(f)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(g)Restricted securities as to resale. The value of the Portfolio's investment in restricted securities was approximately $9,338,000, representing 0.6% of net assets.

                                  Acquisition
Issue                                Dates         Cost           Value

Banco Nacional de Desenvolvimiento
Economico e Social, 17.746% due   6/18/2002-
6/16/2008                         6/21/2002     $ 12,471,292  $  9,337,500
                                                ------------  ------------
Total                                           $ 12,471,292  $  9,337,500
                                                ============  ============

(h) Floating rate note.

See Notes to Financial Statements.


Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2002


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of September 30, 2002
Assets:             Investments, at value (identified cost--$2,924,516,507)                               $1,675,473,935
                    Cash                                                                                         189,198
                    Receivables:
                      Interest                                                           $   55,788,063
                      Capital shares sold                                                     1,345,291
                      Dividends                                                                 695,383       57,828,737
                                                                                         --------------
                    Prepaid registration fees and other assets                                                    46,258
                                                                                                          --------------
                    Total assets                                                                           1,733,538,128
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                   28,899,359
                      Capital shares redeemed                                                 4,738,966
                      Dividends to shareholders                                               4,724,666
                      Distributor                                                               679,787
                      Investment adviser                                                        562,500       39,605,278
                                                                                         --------------
                    Accrued expenses                                                                             991,454
                                                                                                          --------------
                    Total liabilities                                                                         40,596,732
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,692,941,396
                                                                                                          ==============

Net Assets          Class A Common Stock, $.10 par value, 500,000,000
Consist of:         shares authorized                                                                     $    9,328,003
                    Class B Common Stock, $.10 par value, 1,500,000,000
                    shares authorized                                                                         22,080,338
                    Class C Common Stock, $.10 par value, 200,000,000
                    shares authorized                                                                          3,632,616
                    Class D Common Stock, $.10 par value, 500,000,000
                    shares authorized                                                                          6,765,892
                    Paid-in capital in excess of par                                                       4,163,439,453
                    Undistributed investment income--net                                $    19,071,937
                    Accumulated realized capital losses on investments--net             (1,282,334,271)
                    Unrealized depreciation on investments--net                         (1,249,042,572)
                                                                                        ---------------
                    Total accumulated losses--net                                                        (2,512,304,906)
                                                                                                         ---------------
                    Net assets                                                                           $ 1,692,941,396
                                                                                                         ===============

Net Asset           Class A--Based on $377,623,480 and 93,280,026 shares outstanding                      $         4.05
Value:                                                                                                    ==============
                    Class B--Based on $894,051,057 and 220,803,381 shares outstanding                     $         4.05
                                                                                                          ==============
                    Class C--Based on $147,197,829 and 36,326,163 shares outstanding                      $         4.05
                                                                                                          ==============
                    Class D--Based on $274,069,030 and 67,658,919 shares outstanding                      $         4.05
                                                                                                          ==============

See Notes to Financial Statements.


Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2002


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended September 30, 2002
Investment          Interest                                                                              $  212,969,381
Income:             Dividends                                                                                 11,262,387
                    Securities lending--net                                                                       42,975
                    Other                                                                                      3,248,151
                                                                                                          --------------
                    Total income                                                                             227,522,894
                                                                                                          --------------

Expenses:           Account maintenance and distribution fees--Class B                   $    8,985,133
                    Investment advisory fees                                                  8,774,103
                    Transfer agent fees--Class B                                              1,904,256
                    Account maintenance and distribution fees--Class C                        1,415,290
                    Account maintenance fees--Class D                                           717,128
                    Accounting services                                                         646,865
                    Transfer agent fees--Class A                                                596,920
                    Transfer agent fees--Class D                                                395,941
                    Transfer agent fees--Class C                                                283,482
                    Professional fees                                                           143,901
                    Printing and shareholder reports                                            126,293
                    Custodian fees                                                               94,294
                    Registration fees                                                            71,692
                    Directors' fees and expenses                                                 33,342
                    Pricing fees                                                                 20,732
                    Other                                                                        78,686
                                                                                         --------------
                    Total expenses                                                                            24,288,058
                                                                                                          --------------
                    Investment income--net                                                                   203,234,836
                                                                                                          --------------

Realized &          Realized loss on investments--net                                                      (576,110,410)
Unrealized Gain     Change in unrealized depreciation on investments--net                                    274,551,059
(Loss) on                                                                                                 --------------
Investments--Net:   Total realized and unrealized loss on investments--net                                 (301,559,351)
                                                                                                          --------------
                    Net Decrease in Net Assets Resulting from Operations                                  $ (98,324,515)
                                                                                                          ==============

See Notes to Financial Statements.


Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2002


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets

                                                                                                   For the Year
                                                                                               Ended September 30,
Decrease in Net Assets:                                                                      2002               2001
Operations:         Investment income--net                                               $  203,234,836   $  293,378,018
                    Realized loss on investments--net                                     (576,110,410)    (208,373,427)
                    Change in unrealized depreciation on investments--net                   274,551,059    (439,708,383)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from operations                   (98,324,515)    (354,703,792)
                                                                                         --------------   --------------

Dividends           Investment income--net:
to Shareholders:      Class A                                                              (44,055,500)     (56,779,291)
                      Class B                                                             (113,787,188)    (185,434,655)
                      Class C                                                              (16,540,592)     (21,317,735)
                      Class D                                                              (28,412,688)     (29,846,337)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                          (202,795,968)    (293,378,018)
                                                                                         --------------   --------------

Capital Share       Net decrease in net assets derived from capital share
Transactions:       transactions                                                          (277,713,470)    (233,754,728)
                                                                                         --------------   --------------

Net Assets:         Total decrease in net assets                                          (578,833,953)    (881,836,538)
                    Beginning of year                                                     2,271,775,349    3,153,611,887
                                                                                         --------------   --------------
                    End of year*                                                         $1,692,941,396   $2,271,775,349
                                                                                         ==============   ==============

                    *Undistributed investment income--net                                $   19,071,937               --
                                                                                         ==============   ==============

See Notes to Financial Statements.


Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2002


FINANCIAL INFORMATION (continued)

Financial Highlights

The following per share data and ratios have been derived                                Class A
from information provided in the financial statements.
                                                                             For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                            2002         2001       2000        1999          1998
Per Share           Net asset value, beginning of year          $    4.73  $    6.03    $    6.59   $    7.05     $    8.29
Operating                                                       ---------  ---------    ---------   ---------     ---------
Performance:        Investment income--net                            .47        .62          .71         .72           .75
                    Realized and unrealized loss on
                    investments--net                                (.68)     (1.30)        (.56)       (.31)        (1.19)
                                                                ---------  ---------    ---------   ---------     ---------
                    Total from investment operations                (.21)      (.68)          .15         .41         (.44)
                                                                ---------  ---------    ---------   ---------     ---------
                    Less dividends and distributions:
                      Investment income--net                        (.47)      (.62)        (.71)       (.72)         (.75)
                      Realized gain on investments--net                --         --           --       (.01)         (.05)
                      In excess of realized gain on
                      investments--net                                 --         --           --       (.14)            --
                                                                ---------  ---------    ---------   ---------     ---------
                    Total dividends and distributions               (.47)      (.62)        (.71)       (.87)         (.80)
                                                                ---------  ---------    ---------   ---------     ---------
                    Net asset value, end of year                $    4.05  $    4.73    $    6.03   $    6.59     $    7.05
                                                                =========  =========    =========   =========     =========

Total Investment    Based on net asset value per share            (5.16%)   (11.92%)        2.31%       5.90%       (5.98%)
Return:*                                                        =========  =========    =========   =========     =========

Ratios to Average   Expenses                                         .62%       .61%         .52%        .51%          .49%
Net Assets:                                                     =========  =========    =========   =========     =========
                    Investment income--net                         10.21%     11.52%       11.07%      10.40%         9.40%
                                                                =========  =========    =========   =========     =========

Supplemental        Net assets, end of year (in thousands)      $ 377,623  $ 438,383    $ 545,425   $ 807,942     $ 922,820
Data:                                                           =========  =========    =========   =========     =========
                    Portfolio turnover                             46.18%     23.24%       14.44%      19.74%        41.97%
                                                                =========  =========    =========   =========     =========

*Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.


Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2002


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)

The following per share data and ratios have been derived                                Class B
from information provided in the financial statements.
                                                                             For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                           2002         2001        2000       1999           1998
Per Share           Net asset value, beginning of year          $    4.74  $    6.04    $    6.59   $    7.05     $    8.30
Operating                                                       ---------  ---------    ---------   ---------     ---------
Performance:        Investment income--net                            .43        .58          .66         .67           .69
                    Realized and unrealized loss on
                    investments--net                                (.69)     (1.30)        (.55)       (.31)        (1.20)
                                                                ---------  ---------    ---------   ---------     ---------
                    Total from investment operations                (.26)      (.72)          .11         .36         (.51)
                                                                ---------  ---------    ---------   ---------     ---------
                    Less dividends and distributions:
                      Investment income--net                        (.43)      (.58)        (.66)       (.67)         (.69)
                      Realized gain on investments--net                --         --           --       (.01)         (.05)
                      In excess of realized gain on
                      investments--net                                 --         --           --       (.14)            --
                                                                ---------  ---------    ---------   ---------     ---------
                    Total dividends and distributions               (.43)      (.58)        (.66)       (.82)         (.74)
                                                                ---------  ---------    ---------   ---------     ---------
                    Net asset value, end of year                $    4.05  $    4.74    $    6.04   $    6.59     $    7.05
                                                                =========  =========    =========   =========     =========

Total Investment    Based on net asset value per share            (6.09%)   (12.56%)        1.70%       5.10%       (6.80%)
Return:*                                                        =========  =========    =========   =========     =========

Ratios to Average   Expenses                                        1.39%      1.37%        1.29%       1.28%         1.25%
Net Assets:                                                     =========  =========    =========   =========     =========
                    Investment income--net                          9.52%     10.78%       10.30%       9.66%         8.63%
                                                                =========  =========    =========   =========     =========

Supplemental        Net assets, end of year (in thousands)     $ 894,051  $1,387,523   $2,115,413  $3,290,248    $4,469,452
Data:                                                          ========== ==========   ==========  ==========    ==========
                    Portfolio turnover                             46.18%     23.24%       14.44%      19.74%        41.97%
                                                                =========  =========    =========   =========     =========

*Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.


Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2002


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)

The following per share data and ratios have been derived                                Class C
from information provided in the financial statements.
                                                                             For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                            2002       2001         2000         1999          1998
Per Share           Net asset value, beginning of year          $    4.74  $    6.04    $    6.60   $    7.06     $    8.30
Operating                                                       ---------  ---------    ---------   ---------     ---------
Performance:        Investment income--net                            .43        .58          .66         .66           .69
                    Realized and unrealized loss on
                    investments--net                                (.69)     (1.30)        (.56)       (.31)        (1.19)
                                                                ---------  ---------    ---------   ---------     ---------
                    Total from investment operations                (.26)      (.72)          .10         .35         (.50)
                                                                ---------  ---------    ---------   ---------     ---------
                    Less dividends and distributions:
                      Investment income--net                        (.43)      (.58)        (.66)       (.66)         (.69)
                      Realized gain on investments--net                --         --           --       (.01)         (.05)
                      In excess of realized gain on
                      investments--net                                 --         --           --       (.14)            --
                                                                ---------  ---------    ---------   ---------     ---------
                    Total dividends and distributions               (.43)      (.58)        (.66)       (.81)         (.74)
                                                                ---------  ---------    ---------   ---------     ---------
                    Net asset value, end of year                $    4.05  $    4.74    $    6.04   $    6.60     $    7.06
                                                                =========  =========    =========   =========     =========

Total Investment    Based on net asset value per share            (6.14%)   (12.60%)        1.49%       5.06%       (6.72%)
Return:*                                                        =========  =========    =========   =========     =========

Ratios to Average   Expenses                                        1.44%      1.43%        1.34%       1.33%         1.31%
Net Assets:                                                     =========  =========    =========   =========     =========
                    Investment income--net                          9.37%     10.69%       10.25%       9.62%         8.58%
                                                                =========  =========    =========   =========     =========

Supplemental        Net assets, end of year (in thousands)      $ 147,198  $ 177,236    $ 227,274   $ 361,606     $ 550,482
Data:                                                           =========  =========    =========   =========     =========
                    Portfolio turnover                             46.18%     23.24%       14.44%      19.74%        41.97%
                                                                =========  =========    =========   =========     =========


*Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.


Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2002


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

The following per share data and ratios have been derived                                Class D
from information provided in the financial statements.
                                                                             For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                            2002       2001         2000        1999         1998
Per Share           Net asset value, beginning of year          $    4.74  $    6.04    $    6.59   $    7.05     $    8.30
Operating                                                       ---------  ---------    ---------   ---------     ---------
Performance:        Investment income--net                            .46        .61          .70         .70           .73
                    Realized and unrealized loss on
                    investments--net                                (.69)     (1.30)        (.55)       (.31)        (1.20)
                                                                ---------  ---------    ---------   ---------     ---------
                    Total from investment operations                (.23)      (.69)          .15         .39         (.47)
                                                                ---------  ---------    ---------   ---------     ---------
                    Less dividends and distributions:
                      Investment income--net                        (.46)      (.61)        (.70)       (.70)         (.73)
                      Realized gain on investments--net                --         --           --       (.01)         (.05)
                      In excess of realized gain on
                      investments--net                                 --         --           --       (.14)            --
                                                                ---------  ---------    ---------   ---------     ---------
                    Total dividends and distributions               (.46)      (.61)        (.70)       (.85)         (.78)
                                                                ---------  ---------    ---------   ---------     ---------
                    Net asset value, end of year                $    4.05  $    4.74    $    6.04   $    6.59     $    7.05
                                                                =========  =========    =========   =========     =========

Total Investment    Based on net asset value per share            (5.60%)   (12.10%)        2.22%       5.64%       (6.32%)
Return:*                                                        =========  =========    =========   =========     =========

Ratios to Average   Expenses                                         .86%       .86%         .77%        .76%          .74%
Net Assets:                                                     =========  =========    =========   =========     =========
                    Investment income--net                          9.93%     11.23%       10.83%      10.15%         9.14%
                                                                =========  =========    =========   =========     =========

Supplemental        Net assets, end of year (in thousands)      $ 274,069  $ 268,633    $ 265,500   $ 359,435     $ 430,164
Data:                                                           =========  =========    =========   =========     =========
                    Portfolio turnover                             46.18%     23.24%       14.44%      19.74%        41.97%
                                                                =========  =========    =========   =========     =========

*Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.


Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
High Income Portfolio (the "Portfolio") is one of three portfolios in Merrill Lynch Bond Fund, Inc. (the "Fund") which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Portfolio has offered four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean of the most recent bid and ask prices as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund which may use a matrix system for valuations.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.



Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2002


When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. As required, effective October 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Portfolio, but resulted in a $12,255,005 increase in cost of securities (which, in turn, results in a corresponding $12,255,005 increase in net unrealized depreciation and a corresponding $12,255,005 increase in undistributed net investment income), based on securities held by the Portfolio as of September 30, 2001.

The effect of this change for the year ended September 30, 2002 was to increase net investment income by $668,737, increase net unrealized depreciation by $7,865,108 and increase net realized capital losses by $5,058,634. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Expenses--Certain expenses have been allocated to the individual portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each portfolio included in the Fund.

(h) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $6,378,066 has been reclassified between accumulated net realized capital losses and undistributed net investment income. This reclassification has no effect on net assets or net asset values per share.



Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2002


NOTES TO FINANCIAL STATEMENTS (continued)


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee with respect to the Portfolio based upon the aggregate average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $250 million; .50% of average daily net assets in excess of $250 million but not exceeding $500 million; ..45% of average daily net assets in excess of $500 million but not exceeding $750 million; and .40% of average daily net assets in excess of $750 million. For the year ended September 30, 2002, the aggregate average daily net assets of the Fund, including the Fund's Core Bond Portfolio and Intermediate Term Portfolio, was approximately $3,942,079,000.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolio as follows:

                                     Account
                                   Maintenance     Distribution
                                       Fee              Fee

Class B                                 .25%            .50%
Class C                                 .25%            .55%
Class D                                 .25%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended September 30, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Portfolio's Class A and Class D Shares as follows:

                                     FAMD              MLPF&S

Class A                            $   5,144        $  46,615
Class D                            $  14,673        $ 175,052


For the year ended September 30, 2002, MLPF&S received contingent deferred sales charges of $839,684 and $55,900 relating to transactions in Class B and Class C Shares of the Portfolio, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $17,536 relating to transactions subject to front-end sales charge waivers in Class D Shares.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Portfolio also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by FAM or its affiliates. For the year ended September 30, 2002, QA Advisors received $18,387 in securities lending agent fees.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the year ended September 30, 2002, the Portfolio paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $2,965 for security price quotations to compute the net asset value of the Portfolio.



Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2002


For the year ended September 30, 2002, the Portfolio reimbursed FAM $74,373 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2002 were $893,859,107 and $1,165,048,857, respectively.

Net realized losses for the year ended September 30, 2002 and net unrealized losses as of September 30, 2002 were as follows:


                                   Realized          Unrealized
                                    Losses             Losses

Long-term investments          $ (576,110,370)     $(1,249,042,572)
Short-term investments                    (40)                   --
                               ---------------     ----------------
Total                          $ (576,110,410)     $(1,249,042,572)
                               ===============     ================



As of September 30, 2002, net unrealized depreciation for Federal income tax purposes aggregated $1,247,670,160, of which $21,778,119 related to appreciated securities and $1,269,448,279 related to depreciated securities. The aggregate cost of investments at September 30, 2002 for Federal income tax purposes was $2,923,144,095.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $277,713,470 and $233,754,728 for the years ended September 30, 2002 and September 30, 2001, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Year                            Dollar
Ended September 30, 2002             Shares            Amount

Shares sold                         25,797,905   $  119,554,859
Shares issued to shareholders
in reinvestment of dividends         3,532,626       16,200,807
                                --------------   --------------
Total issued                        29,330,531      135,755,666
Shares redeemed                   (28,636,652)    (131,185,624)
                                --------------   --------------
Net increase                           693,879   $    4,570,042
                                ==============   ==============



Class A Shares for the Year                           Dollar
Ended September 30, 2001             Shares           Amount

Shares sold                         23,810,728   $  129,642,064
Shares issued to shareholders
in reinvestment of dividends         3,717,207       20,078,447
                                --------------   --------------
Total issued                        27,527,935      149,720,511
Shares redeemed                   (25,332,775)    (137,564,613)
                                --------------   --------------
Net increase                         2,195,160   $   12,155,898
                                ==============   ==============


Class B Shares for the Year                            Dollar
Ended September 30, 2002              Shares           Amount

Shares sold                         19,870,558   $   92,571,052
Shares issued to shareholders
in reinvestment of dividends        10,223,848       47,114,368
                                --------------   --------------
Total issued                        30,094,406      139,685,420
Automatic conversion of shares    (16,181,996)     (73,978,183)
Shares redeemed                   (86,086,679)    (395,562,828)
                                --------------   --------------
Net decrease                      (72,174,269)   $(329,855,591)
                                ==============   ==============


Class B Shares for the Year                            Dollar
Ended September 30, 2001              Shares           Amount
Shares sold                         35,331,979   $  193,283,646
Shares issued to shareholders
in reinvestment of dividends        13,157,377       71,213,360
                                --------------   --------------
Total issued                        48,489,356      264,497,006
Automatic conversion of shares    (11,755,401)     (64,017,803)
Shares redeemed                   (94,259,702)    (514,605,413)
                                --------------   --------------
Net decrease                      (57,525,747)   $(314,126,210)
                                ==============   ==============



Class C Shares for the Year                            Dollar
Ended September 30, 2002              Shares           Amount

Shares sold                          9,671,405   $   45,496,504
Shares issued to shareholders
in reinvestment of dividends         1,800,828        8,283,792
                                --------------   --------------
Total issued                        11,472,233       53,780,296
Shares redeemed                   (12,544,238)     (57,104,165)
                                --------------   --------------
Net decrease                       (1,072,005)   $  (3,323,869)
                                ==============   ==============



Class C Shares for the Year                            Dollar
Ended September 30, 2001              Shares           Amount

Shares sold                          9,149,645   $   49,892,336
Shares issued to shareholders
in reinvestment of dividends         1,892,554       10,230,437
                                --------------   --------------
Total issued                        11,042,199       60,122,773
Shares redeemed                   (11,276,049)     (61,477,007)
                                --------------   --------------
Net decrease                         (233,850)   $  (1,354,234)
                                ==============   ==============



Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2002



NOTES TO FINANCIAL STATEMENTS (concluded)

Class D Shares for the Year                            Dollar
Ended September 30, 2002              Shares           Amount

Shares sold                         12,633,217   $   58,540,414
Automatic conversion of shares      16,181,996       73,978,183
Shares issued to shareholders
in reinvestment of dividends         2,880,907       13,181,241
                                --------------   --------------
Total issued                        31,696,120      145,699,838
Shares redeemed                   (20,737,072)     (94,803,890)
                                --------------   --------------
Net increase                        10,959,048   $   50,895,948
                                ==============   ==============



Class D Shares for the Year                            Dollar
Ended September 30, 2001              Shares           Amount

Shares sold                         14,154,107   $   76,892,208
Automatic conversion
of shares                           11,750,315       64,017,803
Shares issued to shareholders
in reinvestment of dividends         2,166,977       11,674,413
                                --------------   --------------
Total issued                        28,071,399      152,584,424
Shares redeemed                   (15,344,694)     (83,014,606)
                                --------------   --------------
Net increase                        12,726,705   $   69,569,818
                                ==============   ==============



5. Short-Term Borrowings:
The Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Portfolio did not borrow under the credit agreement during the year ended September 30, 2002.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended September 30, 2002 and September 30, 2001 was as follows:

                                    9/30/2002        9/30/2001

Distributions paid from:
   Ordinary income              $  202,795,968   $  293,378,018
                                --------------   --------------
Total taxable distributions     $  202,795,968   $  293,378,018
                                ==============   ==============


As of September 30, 2002, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income--net            $      28,973,103
Undistributed long-term capital
gains--net                                                   --
                                              -----------------
Total undistributed earnings--net                    28,973,103
Capital loss carryforward                        (710,521,470)*
Unrealized losses--net                        (1,830,756,539)**
                                              -----------------
Total accumulated losses--net                 $ (2,512,304,906)
                                              =================



*On September 30, 2002, the Portfolio had a net capital loss carryforward of $710,521,470, of which $74,968,568 expires in 2007, $60,400,417 expires in 2008, $387,766,347 expires in 2009 and
$187,386,138 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, book/tax differences in the accrual of income on securities in default and the deferral of post-October capital losses for tax purposes.



Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2002


INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the High Income Portfolio of Merrill Lynch Bond Fund, Inc. as of September 30, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 2002 by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the High Income Portfolio of Merrill Lynch Bond Fund, Inc. as of September 30, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
November 14, 2002



IMPORTANT TAX INFORMATION (unaudited)

Of the ordinary income distributions paid monthly by High Income
Portfolio of Merrill Lynch Bond Fund, Inc. during the fiscal year ended September 30, 2002, 5.36% qualifies for the dividends received deduction for corporations.

Please retain this information for your records.



Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2002


OFFICERS AND DIRECTORS

                                                                                                       Number of
                                                                                                       Portfolios      Other
                                                                                                        in Fund      Director-
                      Position(s)       Length                                                          Complex        ships
                          Held         of Time                                                        Overseen by     Held by
Name, Address & Age    with Fund        Served       Principal Occupation(s) During Past 5 Years        Director      Director
Interested Director

Terry K. Glenn*         President      1999 to      Chairman, Americas Region since 2001,              118 Funds       None
P.O. Box 9011           and            present      and Executive Vice President since 1983 of            169
Princeton,              Director       and 1985     Fund Asset Management, L.P. ("FAM") and
NJ 08543-9011                          to present   Merrill Lynch Investment Managers, L.P.            Portfolios
Age: 62                                             ("MLIM"); President of Merrill Lynch Mutual
                                                    Funds since 1999; President of FAM Distributors,
                                                    Inc. ("FAMD") since 1986 and Director thereof
                                                    since 1991; Executive Vice President and
                                                    Director of Princeton Services, Inc. ("Princeton
                                                    Services") since 1993; President of Princeton
                                                    Administrators, L.P. since 1988; Director of
                                                    Financial Data Services, Inc. since 1985.



*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.




                                                                                                       Number of
                                                                                                       Portfolios      Other
                                                                                                        in Fund      Director-
                      Position(s)       Length                                                          Complex        ships
                          Held         of Time                                                        Overseen by     Held by
Name, Address & Age    with Fund       Served*      Principal Occupation(s) During Past 5 Years         Director      Director
Independent Directors

Ronald W. Forbes        Director       1978 to      Professor Emeritus of Finance, School of            45 Funds       None
P.O. Box 9011                          present      Business, State University of New York at        54 Portfolios
Princeton,                                          Albany since 2000 and Professor thereof from
NJ 08543-9011                                       1989 to 2000.
Age: 62

Cynthia A. Montgomery   Director       1994 to      Professor, Harvard Business School since 1989.      45 Funds       Unum-
P.O. Box 9011                          present                                                       54 Portfolios     Provident
Princeton,                                                                                                             Corpora-
NJ 08543-9011                                                                                                          tion; and
Age: 50                                                                                                                Newell
                                                                                                                       Rubber-
                                                                                                                       maid Inc.

Charles C. Reilly       Director       1990 to      Self-employed financial consultant since 1990.      45 Funds       None
P.O. Box 9011                          present                                                       54 Portfolios
Princeton,
NJ 08543-9011
Age: 71

Kevin A. Ryan           Director       1992 to      Founder and currently Director Emeritus of The      45 Funds       None
P.O. Box 9011                          present      Boston University Center for the Advancement     54 Portfolios
Princeton,                                          of Ethics and Character and Director thereof
NJ 08543-9011                                       from 1989 to 1999; Professor at Boston
Age: 69                                             University from 1982 to 1999.



Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2002

                                                                                                       Number of
                                                                                                       Portfolios      Other
                                                                                                        in Fund      Director-
                      Position(s)       Length                                                          Complex        ships
                          Held         of Time                                                        Overseen by     Held by
Name, Address & Age    with Fund        Served*      Principal Occupation(s) During Past 5 Years        Director      Director
Independent Directors (concluded)

Roscoe S. Suddarth      Director       2000 to      President, Middle East Institute from 1995 to       45 Funds       None
P.O. Box 9011                          present      2001.                                            54 Portfolios
Princeton,
NJ 08543-9011
Age: 67

Richard R. West         Director       1978 to      Professor of Finance since 1984 and Dean            45 Funds       Bowne &
P.O. Box 9011                          present      Emeritus of New York University, Leonard N.      54 Portfolios     Co., Inc.;
Princeton,                                          Stern School of Business Administration                            Vornado
NJ 08543-9011                                       since 1994.                                                        Realty
Age: 64                                                                                                                Trust; and
                                                                                                                       Alexander's
                                                                                                                       Inc.

Edward D. Zinbarg       Director       2000 to      Self-employed financial consultant since 1994.      45 Funds       None
P.O. Box 9011                          present      54 Portfolios
Princeton,
NJ 08543-9011
Age: 67

*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



                       Position(s)       Length
                           Held         of Time
Name, Address & Age     with Fund       Served*         Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke         Vice           1993 to      First Vice President of FAM and MLIM since 1997 and Treasurer thereof
P.O. Box 9011           President      present      since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton,              and            and 1999     since 1999; Vice President of FAMD since 1999; Vice President of FAM and
NJ 08543-9011           Treasurer      to present   MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.
Age: 42

B. Daniel Evans         Senior         2001 to      Director of MLIM since 2000; Vice President of MLIM from 1995 to 2000;
P.O. Box 9011           Vice           present      Portfolio Manager of MLIM since 2001.
Princeton,              President
NJ 08543-9011           and
Age: 57                 Portfolio
                        Manager

Bradley J. Lucido       Secretary      2002 to      Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM
P.O. Box 9011                          present      from 1999 to 2002; Attorney associated with MLIM since 1995.
Princeton,
NJ 08543-9011
Age: 36


*Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863